November 1, 2025
Summary
Prospectus
Victory Integrity Discovery Fund
Class A	Class C	Class I	Class R	Class R6	Class Y
MMEAX	MMECX	—	—	—	MMEYX
Before you invest, you may want to review the Fund’s Statutory Prospectus and Statement of Additional Information, both of which are dated November 1, 2025, and are incorporated by reference into this Summary Prospectus, as they each contain more information about the Fund and its risks.
You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at victoryfunds.com.
You may also obtain this information at no cost by calling 800-539-FUND (800-539-3863) or by sending an e–mail request to VictoryMail@VCM.com.
You may also obtain this information at no cost from your financial intermediary.
vcm.com
800-539-FUND (800-539-3863)

Victory Integrity Discovery Fund Summary
Investment Objective
The Victory Integrity Discovery Fund (the “Fund”) seeks to provide capital appreciation.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 38 of the Fund's Prospectus, in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your financial intermediary.
Shareholder Fees
(paid directly from your investment)
	Class A	Class C	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	1.00%[2]	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.34%	3.42%	0.41%
Total Annual Fund Operating Expenses	1.59%	5.42%	1.41%
Fee Waiver/Expense Reimbursement[3]	0.00%	(2.97)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.59%	2.45%	1.41%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $500,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual fund operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.66%, 2.45%, and 1.44% of the Fund's Class A, Class C, and Class Y shares, respectively, through at least October 31, 2026. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert

Victory Integrity Discovery Fund Summary
automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$727	$1,048	$1,391	$2,356
Class C	$348	$1,355	$2,453	$4,410
Class Y	$144	$446	$771	$1,691
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$248	$1,355	$2,453	$4,410
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s assets in equity securities of micro-capitalization companies. Micro-capitalization companies are those companies with market capitalizations at the time of purchase lower than the largest company in the bottom 75% (based on index weightings) of the Russell 2000® Index, which as of September 30, 2025, included companies with market capitalizations below $25.0 billion. The size of companies in the index changes with market conditions and the composition of the index.
When selecting securities for a Fund, the Adviser seeks out companies that appear to be undervalued according to certain financial measurements of their intrinsic net worth or business prospects. The Adviser employs a value-oriented approach that focuses on securities that offer value with improving investor sentiment.
The Fund focuses on undiscovered, micro-capitalization companies in its attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. Since micro-capitalization companies generally are not as well known to investors and have less of an investor following than larger companies, the Adviser believes these inefficiencies in the marketplace may provide higher returns.
Although the Fund will be invested primarily in domestic securities, up to 25% of the Fund’s assets may be invested in foreign securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
From time to time, due to changes in sector weights of the benchmark index, the Fund’s investments can be more focused in companies in one or more economic sectors, such as the financials and industrial sectors.

Victory Integrity Discovery Fund Summary
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Securities Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions, and factors. Price changes may be temporary or last for extended periods. Equity securities have the lowest priority, and the greatest risk, with respect to dividends and any liquidation payments in the event of an issuer’s bankruptcy.
General Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; imposition of tariffs; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Micro-Capitalization Stock Risk – Micro-sized companies tend to be less seasoned and may lose market share or profits to a greater extent than larger, more established companies. Since micro-sized company stocks typically have narrower markets and are traded in lower volumes than larger company stocks, they may be more difficult to purchase and sell. Micro-capitalization companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment. Dividends and interest received by the Fund and capital gains recognized by the Fund may give rise to withholding and other taxes imposed by foreign countries and may decrease the Fund’s return.
Sector Focus Risk — To the extent the Fund focuses in one or more sectors, such as the financials and industrials sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which may limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate

Victory Integrity Discovery Fund Summary
significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
◼
Industrials Sector Risk — Companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. Government regulation, world events, and economic conditions also affect the performance of investments in such issuers. Aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies. Transportation companies may experience occasional sharp price movements, which may result from changes in the economy, fuel prices, labor agreements, and insurance costs.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less-liquid investments may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund’s shares. The actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. Shareholder purchase and redemption activity may affect the per share amount of the Fund’s distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund’s shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Victory Integrity Discovery Fund Summary
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance. The S&P 500® Index serves as the Fund’s regulatory broad-based securities market index. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Calendar Year Returns for Class Y Shares
(The annual return in the bar chart is for the Fund’s least expensive class of shares, Class Y shares.)

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	38.24%	December 31, 2020
Lowest Quarter	-41.89%	March 31, 2020

Year-to-date return	10.59%	September 30, 2025

Average Annual Total Returns (For the Periods Ended December 31, 2024)	1 Year	5 Years	10 Years
CLASS Y Before Taxes	11.43%	8.81%	8.38%
CLASS Y After Taxes on Distributions	9.35%	7.66%	6.84%
CLASS Y After Taxes on Distributions and Sale of Fund Shares	8.17%	6.81%	6.38%
CLASS A Before Taxes	4.86%	7.31%	7.50%
CLASS C Before Taxes	9.32%	7.66%	7.43%[1]
Indices
S&P 500® Index reflects no deduction for fees, expenses, or taxes	25.02%	14.53%	13.10%
Russell Microcap® Value Index reflects no deduction for fees, expenses, or taxes	9.16%	7.25%	7.48%
1
Class C shares of the Fund will convert automatically into Class A shares in the month following the eight-year anniversary date of

Victory Integrity Discovery Fund Summary
the purchase of the Class C shares. The 10-Year performance for Class C shares reflects the conversion to Class A shares after the first eight years of performance.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. In certain situations, the return after taxes on distributions and sale of fund shares may be higher than the other return amounts (including before taxes). A higher after-tax return may result when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's Integrity Asset Management (“Integrity”) investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Daniel J. DeMonica, CFA	Senior Portfolio Manager	Since 2011
Mirsat Nikovic	Portfolio Manager	Since 2011
Sean A. Burke	Portfolio Manager	Since 2015
Michael P. Wayton	Portfolio Manager	Since 2018
Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class Y
Minimum Initial Investment	$2,500	$2,500	$1,000,000
Minimum Subsequent Investments	$50	$50	None
For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (“IRAs”), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions may be taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and may be taxed as ordinary income or

Victory Integrity Discovery Fund Summary
capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
VF-ID-SUMPRO (11/25)